EXHIBIT 32.2
                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Christopher Paterson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Shadow Marketing, Inc., for the fiscal year ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Shadow Marketing, Inc.

Date:  October 16, 2006


                                                 /s/ Christopher Paterson
                                                 ---------------------------
                                                 Christopher Paterson
                                                 Secretary, Treasurer and
                                                 Director
                                                 (Principal Financial Officer
                                                 and
                                                 Principal Accounting Officer)